Prospectus supplement	dated May 4, 2010

Putnam Small Cap Growth Fund Prospectus dated October 30, 2009

The section Who oversees and manages the fund? is supplemented to reflect that Pam Gao is the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund’s portfolio.

Ms. Gao joined the fund in 2010. From 2000 to present, she has been employed by Putnam Management, serving as a Portfolio Manager from 2006 to present and as a Quantitative Analyst from 2004 to 2006.

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